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                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 5
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 5 dated as of October 1, 1997 is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A., a national banking association ("NationsBank")), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet" and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996, Amendment No. 3 dated as of December 23, 1996 and Amendment No. 4 dated as of July 24, 1997 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  LADD has requested, and the Lenders and the Administrative Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to reduce all Applicable Margins set forth in the Loan Agreement.

                  Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 hereof, by deleting therefrom Annex B attached thereto and substituting therefor a new Annex B in the form attached hereto as Exhibit 1.

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                  Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, on the date on which the Administrative Agent shall have received this Amendment duly executed and delivered by each Borrower and each Lender.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 4.        Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                                   LADD FURNITURE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Executive Vice President

                                   AMERICAN FURNITURE COMPANY, INCORPORATED


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   BARCLAY FURNITURE CO.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   CLAYTON-MARCUS COMPANY, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   LADD CONTRACT SALES CORP.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President


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                                   PENNSYLVANIA HOUSE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President


                                   PILLIOD FURNITURE, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President

                                   LADD TRANSPORTATION, INC.


                                   By:___________________________
                                      William S. Creekmuir
                                      President

                                   LADD INTERNATIONAL SALES CORP.


                                   By:___________________________
                                      William S. Creekmuir
                                      Vice President



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                                   AGENTS/LENDERS:

                                   NATIONSBANK, N.A., as Administrative Agent, a Co-Agent and as a Lender


                                   By:___________________________
                                      Arthur R. Cordwell, Jr.
                                      Vice President

                                   FLEET CAPITAL CORPORATION, as a Co-Agent and as a Lender


                                   By: _________________________
                                       Name:
                                       Title:

                                   BANKAMERICA BUSINESS CREDIT, INC.,
                                   as a Lender


                                   By:___________________________
                                      Name:
                                     Title:

                                   THE CIT GROUP/BUSINESS CREDIT,
                                   INC., as a Lender


                                    By:___________________________
                                      Name:
                                     Title:

                                   SANWA BUSINESS CREDIT CORPORATION,
                                   as a Lender


                                    By:___________________________
                                      Name:
                                     Title:

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                                     BANKBOSTON, N.A., as a Lender


                                     By:___________________________
                                      Name:
                                     Title:

                                     CREDITANSTALT CORPORATE FINANCE, INC.,
                                     as a Lender


                                     By:___________________________
                                      Name:
                                     Title:


                                     By:___________________________
                                      Name:
                                     Title:

                                     BRANCH BANKING AND TRUST COMPANY,
                                     as a Lender


                                     By:___________________________
                                      Name:
                                     Title:

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